UNITED  STATES
                   SECURITIES  AND  EXCHANGE  COMMISSION

                          WASHINGTON,  DC  20549


                                 FORM  8-K

                              CURRENT  REPORT

              PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                   SECURITIES  EXCHANGE  ACT  OF  1934



  DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED): SEPTEMBER 15, 1998


                      BOATMEN'S AUTO TRUST 1996-A
                      ---------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




  UNITED STATES
  OF AMERICA                   33-95450                  43-6752540
  ----------                   --------                  ----------
  (STATE OR OTHER              (COMMISSION FILE          (IRS EMPLOYER
  JURISDICTION OF              NUMBER)                   IDENTIFICATION NO.)
  INCORPORATION


                           BOATMEN'S AUTO TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               MONTHLY  SERVICING REPORT FOR NATIONSBANK, N.A., BOATMEN'S AUTO
                 TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1996-A
                          -----------------------------
                                   (REGISTRANT)



DATED:  SEPTMBER 29, 1998          BY:  /S/SUZANNE  W.  CASTLEBERRY
                                        ---------------------------
                                   NAME:   SUZANNE  W.  CASTLEBERRY
                                   TITLE:  VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)


                                           NATIONSBANIK, N.A.                                        EXHIBIT 99
                           MONTHLY SERVICING REPORT - BOATMENS AUTO TRUST 1996-A
                                      AUGUST 1, 1998 THROUGH 31, 1998


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                       $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                        28.44%
    (ii)  Class A-1 Notes Balance                                                 $ 82,654,904.00
    (iii) Class A-1 Notes Rate                                                             5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                        41.29%
    (ii)  Class A-2 Notes Balance                                                 $120,000,000.00
    (iii) Class A-2 Notes Rate                                                               6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                        26.27%
    (ii)  Class A-3 Notes Balance                                                 $ 76,343,707.00
    (iii) Class A-3 Notes Rate                                                               6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                    4.00%
    (ii)  Class B Certificates Balance                                            $ 11,624,943.00
    (iii) Class B Certificates Rate                                                          7.05%
(F) Servicing Fee Rate                                                                       1.00%
(G) Weighted Average Coupon (WAC)                                                            9.53%
(H) Weighted Average Original Maturity (WAOM)                                               56.22   months
(I) Weighted Average Remaining Maturity (WAM)                                               49.45   months
(J) Number of Receivables                                                                  24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                         2.00%
    (ii)  Reserve Account Initial Deposit                                         $  5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                2.00%
          (b) Percent of Remaining Pool Balance                                              3.25%
          (c) Trigger Percent of Remaining Pool Balance                                      6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                       $ 84,415,032.89
(B) Total Note and Certificate Pool Factor                                              0.2904618
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                  $          0.00
    (ii) Class A-1 Notes Pool Factor                                                    0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                  $          0.00
    (ii) Class A-2 Notes Pool Factor                                                    0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                  $ 72,790,089.89
    (ii) Class A-3 Notes Pool Factor                                                    0.9534524
(F) Class B Certificates
    (i)  Class B Certificates Balance                                             $ 11,624,943.00
    (ii) Class B Certificates Pool Factor                                               1.0000000
(G) Reserve Account Balance                                                       $  5,064,901.97
(H) Cumulative Net Losses for All Prior Periods                                   $  4,719,821.53
(I) Net Loss Ratio for Second Preceding Period                                               0.79%
(J) Net Loss Ratio for Preceding Period                                                      0.78%
(K) Delinquency Ratio for Second Preceding Period                                            1.22%
(L) Delinquency Ratio for Preceding Period                                                   1.79%
(M) Weighted Average Coupon (WAC)                                                            9.50%
(N) Weighted Average Remaining Maturity (WAM)                                               27.92   months
(O) Number of Receivables                                                                  12,514

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                   $  5,310,611.60
    (ii)  Not Used                                                                           0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                     0.00
    (iv) Other Refunds Related to Principal                                                  0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                         612,293.52
    (ii)  Repurchased Loan Proceeds Related to Interest
(C) Weighted Average Coupon (WAC)                                                            9.50%
(D) Weighted Average Remaining Maturity (WAM)                                               27.38   months
(E) Remaining Number of Receivables                                                        12,039
(F) Delinquent Receivables


                            Dollar Amount                               #Units
                            -------------                               ------
(i)  30-59 Days Delinquent      3,365,367                    4.26%         421     3.50%
(ii)  60-89 Days Delinquent       877,928                    1.11%         106     0.88%
(iii) 90 Days or More Delinquent  884,185                    1.12%         103     0.86%

(G) Repossessions

                             Dollar Amount                              #Units
                            -------------                               ------
                                  369,282                    0.47%          48     0.40%


D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------

(A) Reserve Account Investment Income                                    $   15,639.69
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
       Collection Period                                                     34,239.57
(C) Liquidated Receivables Information
    (i)   Not Used                                                                0.00
    (ii)  Not Used                                                                0.00
    (iii) Recoveries on Previously Liquidated Contracts                      18,590.10
(D) Aggregate Net Losses for Collection Period                               15,649.47
(E) Actual Number of Days in Interest Period                                        29

I. COLLECTIONS
-----------------------------------------------------------------------
Interest:
(A) Interest Collections                                                 $  612,293.52
(B) Not Used                                                                      0.00
(C) Repurchased Loan Proceeds Related to Interest                                 0.00
(D) Recoveries from Prior Month Charge Offs                                  18,590.10
(E) Investment Earnings from the Reserve Account                             15,639.69
(F) Total Interest Collections                                              646,523.31

Principal:
(G) Principal Payments Received                                          $5,310,611.60
(H) Not Used                                                                      0.00
(I) Repurchased Loan Proceeds Related to Principal                                0.00
(J) Other Refunds Related to Principal                                            0.00
(K) Total Principal Collections                                           5,310,611.60

(L) Total Collections                                                    $5,957,134.91


II. DISTRIBUTIONS                                                                                        Per $1,000 of
                                                                                                     -----------------
                                                                                                      Original Balance
                                                                                                      ----------------

(A) Total Interest Collections                                                         $  646,523.31
(B) Servicing Fee                                                                      $   70,345.86              0.24

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $  409,444.26       5.363169693
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                 409,444.26       5.363169693
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $   68,296.54             5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)             68,296.54             5.875
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $  477,740.80
(H) Excess Interest                                                                    $   98,436.65

Principal
(I) Total Principal Collections                                                        $5,310,611.60
(J) Draw on Reserve Fund for realized losses                                               34,239.57
(K) Total Amount Available for Principal Distribution                                  $5,344,851.17  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                         5,344,851.17       70.01036994
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)              5,344,851.17       70.01036994
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                            0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                 0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid                                           5,344,851.17
(Q) Total Distributions                                                                 5,892,937.83
(R) Excess Servicing Releases from Reserve Account to Servicer                            384,888.15
(S) Amount of Draw from Reserve Account                                                    34,239.57
(T) Draw from Reserve Account plus Total Available Amount                               5,991,374.48



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------

                                                       Beginning                      End
                                                       of Period                of Period
                                                       ---------                ---------

(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    $84,415,032.89           $79,070,181.72
(ii)   Total Note  and  Certificate Pool Factor        0.2904618                0.2720708
(iii)  Class A-1 Notes Balance                              0.00                     0.00
(iv)   Class A-1 Notes Pool Factor                     0.0000000                0.0000000
(v)    Class A-2 Notes Balance                              0.00                     0.00
(vi)   Class A-2 Notes Pool Factor                     0.0000000                0.0000000
(vii)  Class A-3 Notes Balance                     72,790,089.89            67,445,238.72
(viii) Class A-3 Notes Pool Factor                     0.9534524                0.8834420
(ix)   Class B Certificates Balance                11,624,943.00            11,624,943.00
(x)    Class B Certificate Pool Factor                 1.0000000                1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)                         9.50%                    9.50%
(ii)  Weighted Average Remaining Maturity (WAM)            27.92   months           27.38   months
(iii) Remaining Number of Receivables                     12,514                   12,039
(iv)  Portfolio Receivable Balance                $84,415,032.89           $79,070,181.72



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------


(A) Beginning Reserve Account Balance                                     $5,064,901.97
(B) Draw for Realized losses                                                  34,239.57
(C) Draw for Servicing Fee                                                         0.00
(D) Draw for Class A-1 Notes Interest Amount                                       0.00
(E) Draw for Class A-2 Notes Interest Amount                                       0.00
(F) Draw for Class A-3 Notes Interest Amount                                       0.00
(G) Draw for Class B Certificates Interest Amount                                  0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                  34,239.57
(I) Excess Interest                                                           98,436.65
(J) Reserve Account Balance Prior to Release                               5,129,099.05

(K) Reserve Account Required Amount                                        4,744,210.90

(L) Final Reserve Account Required Amount                                  4,744,210.90

(M) Reserve Account Release to Servicer                                      384,888.15

(N) Ending Reserve Account Balance                                         4,744,210.90

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
------------------------------------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for
        Collection Period                                                 $   34,239.57
(B) Liquidated Contracts
    (i)   Not Used                                                                 0.00
    (ii)  Not Used                                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts                       18,590.10
(C) Aggregate Net Losses for Collection Period                                15,649.47
(D) Net Loss Ratio for Collection Period (annualized)                              0.23%
(E) Cumulative Net Losses for all Periods                                  4,735,471.00
(F) Delinquent Receivables


                                                 Dollar Amount          #  Units
                                                 -------------          --------

(i)  30-59 Days Delinquent        3,365,367      4.26%       421  3.50%
(ii)  60-89 Days Delinquent       877,928        1.11%       106  0.88%
(iii) 90 Days or More Delinquent  884,185        1.12%       103  0.86%

               (G) Repossessions
                                  Dollar Amount         #  Units
                                  -------------         --------
                                  369,282        0.47%        48  0.40%


VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                       0.79%
    (ii) Preceding Collection Period                                             0.78%
    (iii) Current Collection Period                                              0.23%
    (iv) Three Month Average (Avg(i,ii,iii))                                     0.60%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
        Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                       1.22%
    (ii) Preceding Collection Period                                             1.79%
    (iii) Current Collection Period                                              2.23%
    (iv) Three Month Average (Avg(i,ii,iii))                                     1.75%

(C) Loss and Delinquency Trigger Indicator                            Trigger was hit



The  undersigned  officers of NationsBank, N.A., as servicer, pursuant to the Sale and
Servicing  Agreement hereby certify to the best of their knowledge and belief that the above information is true  and  correct.



/s/  William  Kinyua          /s/  Leslie  J.  Fitzpatrick
--------------------          ----------------------------
William  Kinyua               Leslie  J.  Fitzpatrick
Vice  President               Senior  Vice  President